UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2022

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	INCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective October 1, 2022, the Board of Directors of Incyte Corporation (the “Company”) increased the number of authorized members of the Board of Directors of the Company to nine and elected Susanne Schaffert, Ph.D., a member of the Board of Directors of the Company.

Dr. Schaffert, age 55, previously spent 26 years at the pharmaceutical company Novartis AG, where she served in various roles. Most recently Dr. Schaffert served as President of Novartis Oncology from January 2019 until April 2022. Prior to that role, Dr. Schaffert served from January 2018 to February 2019 as President and Chair of Accelerated Advanced Applications and from December 2012 to January 2018 as General Manager Region Europe, Novartis Oncology. From March 2010 to December 2012, Dr. Schaffert was Global Head of Investor Relations, and before that, Dr. Schaffert served as Global Franchise Head for Immunology and Transplantation. Dr. Schaffert first joined Novartis Germany in 1995 and held a series of positions in sales and marketing with increasing responsibilities in national, regional and global functions. Dr. Schaffert is also a member of the board of directors of Rubius Therapeutics, Inc.

There is no arrangement or understanding between Dr. Schaffert and any other person pursuant to which she was selected as a director of the Company, and there is no family relationship between Dr. Schaffert and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Dr. Schaffert requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933.

As a non-employee member of the Board of Directors of the Company, Dr. Schaffert will be entitled to receipt of the same cash and equity compensation paid by the Company to each of its non-employee directors, as described in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders filed on April 29, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2022

INCYTE CORPORATION

By:	/s/ Maria E. Pasquale
Maria E. Pasquale
Executive Vice President and General Counsel

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